UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2011

Commission file number: 000-50021

INTERLINK-US-NETWORK, LTD.

(Exact name of registrant as specified in its charter)

California	95-4642831
(State or other jurisdiction of	(I.R.S. Employer
Incorporation organization)	Identification No.)

575 Underhill Boulevard

Site 125

Syosset, New York 11791

 (Address of principal executive offices) (Zip Code)

(516) 584-2110

 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 7, 2011, A. Frederick Greenberg tendered his resignation to Interlink-US-Network, Ltd (“the Company”.)  The Company’s board of directors now consists of Richard M. Greenberg,

Richard M. Greenberg,

Mr. Greenberg graduated from Phillips Academy, Andover, Massachusetts in 1962, and from Harvard College in 1965, and received a Juris Doctorate from Fordham University School of Law in 1968.  He served in the Judge Advocate General Corps of the United States Navy from 1969 to 1972.  Since 1972, Mr. Richard M. Greenberg has engaged in various entrepreneurial enterprises, including overseeing the day to day administration of IUSN from 2006 to 2010. From 2010 to present, Mr. Greenberg has been a Director and Vice-President of IUSN. Mr. Greenberg devotes a substantial amount of his time to developing motion picture projects and new businesses unrelated to IUSN.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINK-US-NETWORK, LTD.
Date: March 11, 2011	By:	/s/ Richard Greenberg
Director